53627 7/99
PROSPECTUS SUPPLEMENT
dated July 19, 1999 to:
----------------------------------------------------
PUTNAM ARIZONA TAX EXEMPT INCOME FUND (THE "ARIZONA FUND")
Prospectus dated September 30, 1998

Effective July 16, 1999, Putnam Investment Management's agreement to waive a portion of its management fee for the Arizona fund terminated and a new management contract took effect. The fees under the new management contract will be higher than those currently paid (because of the termination of the waiver), but will be lower than the former contractual rate.

As a result of these changes, the portions of the section of the prospectus "Expenses summary Annual fund operating expenses" and "Examples" relating to the Arizona fund are replaced with the following:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)



                  FUND MANAGEMENT
                    OPERATING      12B-1   OTHER      TOTAL
                       FEES        FEES    EXPENSES   EXPENSES
                    ----------     -----    --------  ---------

Class A                0.50%       0.20%     0.19%    0.89%
Class B                0.50%       0.85%     0.19%    1.54%
Class M                0.50%       0.50%     0.19%    1.19%

The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The expenses shown in the table do not reflect the application of credits that reduce fund expenses. The expenses shown under "Management fees" and "Total fund operating expenses" reflect the fees which would have been paid under the new management contract for the last fiscal year, without regard to the management fee waiver then in effect.

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                             1        3         5       10
                            year    years     years    years
CLASS A                     $56      $75      $94       $152
CLASS B                     $66      $79      $104      $166*
CLASS B (NO REDEMPTION)     $16      $49      $84       $166*
CLASS M                     $44      $69      $96       $172

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown.
Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

*    Reflects conversion of class B shares to class A shares
     (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."